UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 29, 2016

Alta Mesa Holdings, LP
(Exact name of registrant as specified in its charter)

Texas	333-173751	20-3565150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15021 Katy Freeway, Suite 400 Houston, Texas	77094
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (281) 530-0991

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - Financial Information

Item 2.02. Results of Operations and Financial Condition.

On March 29, 2016, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SECTION 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1. Press release dated March 29, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alta Mesa Holdings, LP (Registrant)
March 29, 2016 (Date)	/s/ MICHAEL A. MCCABE Michael A. McCabe Vice President and Chief Financial Officer of Alta Mesa Holdings GP, LLC, general partner of Alta Mesa Holdings, LP

Exhibit Index

Exhibit Number	Title of Document
99.1	Press Release dated March 29, 2016.